UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

Province Healthcare Company

(Exact name of registrant as specified in its charter)

Delaware	001-31320	62-1710772
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

105 Westwood Place
Suite 400
Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 370-1377

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 8.01. Other Events.

     On March 15, 2005, Province Healthcare Company (the “Company”), LifePoint Hospitals, Inc. (“LifePoint”), Lakers Holding Corp., Lakers Acquisition Corp. and Pacers Acquisition Corp. entered into Amendment No. 2 to Agreement and Plan of Merger (“Amendment No. 2”), to amend that certain Agreement and Plan of Merger dated as of August 15, 2004, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of January 25, 2005. Pursuant to Amendment No. 2, the parties agreed to extend certain termination dates with respect to the acquisition of the Company by LifePoint.

     The foregoing summary is qualified in its entirety by reference to Amendment No. 2, which is attached as an exhibit hereto and is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits.

The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1
Amendment No. 2 to Agreement and Plan of Merger dated March 15, 2005 among Province Healthcare Company, LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp. and Pacers Acquisition Corp. (Incorporated herein by reference to Current Report on Form 8-K of LifePoint Hospitals, Inc. dated March 15, 2005)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVINCE HEALTHCARE COMPANY
By:	/s/ Howard T. Wall
Howard T. Wall
Senior Vice President, General Counsel and Secretary

Date: March 15, 2005

EXHIBIT INDEX

Exhibit No.	Description
2.1
Amendment No. 2 to Agreement and Plan of Merger dated March 15, 2005 among Province Healthcare Company, LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp. and Pacers Acquisition Corp. (Incorporated herein by reference to Current Report on Form 8-K of LifePoint Hospitals, Inc. dated March 15, 2005)